REVENUE	3 Months Ended
Mar. 31, 2020
Revenue from Contract with Customer [Abstract]
REVENUE	REVENUE
The following table summarizes revenues for the three months ended March 31, 2020 and 2019:

	Three Months Ended March 31,
	2020	2019
	(in millions)
Agriculture	$2,244	$2,490
Construction	422	640
Commercial and Specialty Vehicles	2,021	2,414
Powertrain	753	1,036
Eliminations and Other	(447)	(574)
Total Industrial Activities	$4,993	$6,006
Financial Services	489	474
Eliminations and Other	(21)	(23)
Total Revenues	$5,461	$6,457
The following table disaggregates revenues by major source for the three months ended March 31, 2020 and 2019:

	Three Months Ended March 31,
	2020	2019
	(in millions)
Revenues from:
Sales of goods	$4,755	$5,757
Rendering of services and other revenues	156	145
Rents on assets sold with a buy-back commitment	82	104
Revenues from sales of goods and services	4,993	6,006
Finance and interest income	273	288
Rents and other income on operating lease	195	163
Finance, interest and other income	468	451
Total Revenues	$5,461	$6,457

Contract liabilities recorded in Other liabilities were $1,154 million and $1,236 million at March 31, 2020 and December 31, 2019, respectively. Contract liabilities primarily relate to extended warranties/maintenance and repair contracts, and transactions for the sale of vehicles with a buy-back commitment. During the three months ended March 31, 2020 and 2019, revenues included $145 million and $163 million, respectively, relating to contract liabilities outstanding at the beginning of each period.
At March 31, 2020, the aggregate amount of the transaction price allocated to remaining performance obligations was approximately $1.8 billion. The Company expects to recognize revenue on approximately 39% and 84% of the remaining performance obligations over the next 12 and 36 months, respectively, with the remaining recognized thereafter.